Exhibit 99.1

Exhibit 99.1

Investment Presentation February 2009

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Except for the historical information and discussions contained herein, statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company’s filings with the U.S. Securities and Exchange Commission, including but not limited to the following: Gallagher’s commission revenues are highly dependent on premiums charged by insurers, which are subject to fluctuation; lower interest rates reduce Gallagher’s income earned on invested funds; the alternative insurance market continues to grow which could unfavorably impact commission and favorably impact fee revenue, though not necessarily to the same extent; Gallagher’s revenues vary significantly from period to period as a result of the timing of policy inception dates and the net effect of new and lost business production; the insurance brokerage industry is subject to uncertainty due to investigations into its business practices by various governmental authorities and related private litigation; the general level of economic activity can have a substantial impact on Gallagher’s renewal business; Gallagher’s operating results, returns on investments and financial position may be adversely impacted by exposure to various market risks such as interest rate, equity pricing, foreign exchange rates and the competitive environment; disruptions in the credit and financial markets could limit access to capital and credit and make it more difficult for Gallagher to obtain financing for its operations or investments or increase its cost of obtaining financing; liquidity or capital problems at one or more of the lenders under Gallagher’s revolving credit facility could reduce or eliminate the amount available for Gallagher to draw under such facility; changes in the pension regulatory environment and investment losses in its pension plan could require Gallagher to make significant contributions to its defined benefit pension plan and increase its pension expense in future periods; Gallagher’s revenues and net earnings may continue to be subject to reduction due to the elimination of certain contingent commission arrangements on January 1, 2005 and related developments in the insurance industry; and Gallagher’s effective income tax rate may be subject to increase as a result of changes in income tax laws, unfavorable interpretations of past, current or future laws or developments resulting in the loss or unavailability of historically claimed IRC Section 29-related Syn/Coal Credits. Gallagher’s ability to grow has been enhanced through acquisitions, which may or may not be available on acceptable terms in the future and which, if consummated, may or may not be advantageous to Gallagher. Accordingly, actual results may differ materially from those set forth in the forward-looking statements. For a further discussion of certain of the matters described above see Item 1A, “Risk Factors” in Gallagher’s Annual Report on Form 10K for the year ended December 31, 2008.

Certain Non-GAAP Financial Measures

This presentation includes certain information that may be considered “non-GAAP financial measures” within the meaning of SEC regulations because it is derived from Gallagher’s consolidated financial information but is not required to be presented in financial statements that are prepared in conformity with U.S. generally accepted accounting principles (GAAP). Consistent with SEC regulations, a description of such information is provided below and a reconciliation of certain of such items to GAAP is provided on our web-site at www.ajg.com.

Pretax earnings from continuing operations for 2006 and 2005 were adjusted in this presentation to add back charges related to litigation and contingent commission matters and claims handling obligations and to eliminate the impact of medical and pension plan changes. Charges in 2006 related to retail contingent commission related matters and medical plan changes totaled $9.0 million (or $5.4 million after tax) and $7.5 million (or $4.5 million after tax), respectively. Charges in 2005 related to retail contingent commission matters and claims handling obligations totaled $73.6 million (or $44.2 million after tax) and $5.2 million (or $3.6 million after tax), respectively. In addition, Gallagher recognized a pension curtailment gain of $10.0 million (or $6.0 million after tax) in 2005. There were no such charges or gains in 2001 to 2004. These adjustments, which Gallagher believes are for non-recurring items, were made to GAAP earnings from continuing operations in 2006 and 2005 in order to calculate earnings from continuing operations before litigation and contingent commission related matters, claims handling obligations and medical and pension plan changes. In addition, total revenues and pretax earnings from continuing operations exclude retail contingent commissions and are on an as originally reported basis for all periods presented in this presentation.

Gallagher believes the “non-GAAP financial measures” included in this presentation provide meaningful additional information, which may be helpful to investors in assessing certain aspects of Gallagher’s operating performance and financial condition that may not be otherwise apparent from GAAP. Industry peers provide similar supplemental information, although they may not use the same or comparable terminology and may not make identical adjustments. This non-GAAP information should be used in addition to, but not as a substitute for, the GAAP information.

Arthur J. Gallagher & Co.

Among the world’s top 5 insurance brokers *

Retail & Wholesale – 89% US; 11% International

Largest MGA manager*

Fastest growing Lloyd’s wholesaler (5 yrs)

Predominate focus on middle market space

Largest P&C third party administrator*

Adjusting WC, liability & property claims/BPO

84% US; 16% International

2008 Business Insurance Readers Choice Award

Simple business model: we sell insurance and adjust claims •No underwriting risk

*According to Business Insurance

Arthur J. Gallagher & Co.

•GAAP •EBITDA •Cash

Extremely Challenging Environment

Headwinds Continue

Soft P&C Insurance Market

CIAB — 12% average pricing decline in 2008

Turbulent Economy - Deteriorated in 4Q 08

Clients reducing payrolls, increasing retentions, claim counts decreasing

Reduced Investment Yields

Moved cash to no-yield, government-protected accounts

Cost Containment

Anticipate $25 - $30 million of savings in 2009

Expense saving initiatives:

Headcount reduction & wage controls (non-production)

Reduced Temporary Help

Centralizing and shifting work to lower cost labor locations (non-client facing)

Centralized corporate systems

Eliminated most non-client travel

Implemented additional procurement programs

Consolidated several field offices

Adjustors relocated to lower cost states

Two Core Businesses

2008 Revenues - $1.7b 2008 EBITDA - $291m

Brokerage 72% Brokerage 80%

(Selling Insurance)

Risk Management 28% Risk Management 20%

(Adjusting Claims)

See important disclosures regarding Non-GAAP measures on Page 3

Simple Business – Generates Cash

Operating Cash Flows EBITDA

(In millions)

$300 $250 $200 $150

$100

2003 2004 2005 2006 2007 2008

* See important disclosures regarding Non-GAAP measures on Page 3.

Prudent Balance Sheet

Global

Insurance

Gallagher Broker Avg S&P 1000

(millions) 2008 2008 2008

Total Debt $532

Stockholders’ equity $739

Debt to Total Capital (Debt/(Debt + Equity)) 42% 42% 46%

Debt to EBITDA* 2.0 2.2 3.5

Including Unfunded Pension Liability

Debt to Total Capital (Debt/(Debt + Equity)) 44% 48% 53%

Debt to EBITDA* 2.2 2.9 3.6

Source for S&P 1000 data: Worldscope and First Call via Thomson Reuters. Pension data using most currently available information and may not reflect YE 2008 amounts in all cases.

*Global Insurance Broker’s EBITDA adjusted for restructuring charges & unusual items

Flexibility remains - $305M available line of credit capacity

See important disclosures regarding Non-GAAP measures on Page 3

Uses of Cash

Return cash to shareholders

Pay dividends

Repurchase shares but currently favor dividends Buy brokers

Mix of cash and/or stock

Neither segment needs substantial capital or cap-ex

Dividends Per Share

$1.28*

$1.40

$1.20

$1.00

$0.80

$0.60 18%

Average Annual Increase

$0.40

$0.20

$0.00

Year

1986 2009

*Indicated – On January 29, 2009, Gallagher’s Board of Directors declared a $.32 per share 1Q 09 quarterly dividend

Dividends Per Share

$1.28*

$1.40

$1.20

$1.00

$0.80

$0.60 18%

As of 2/20/09 Yield is 7.7%

$0.40

$0.20

$0.00

Year

1986 2009

*Indicated – On January 29, 2009, Gallagher’s Board of Directors declared a $.32 per share 1Q 09 quarterly dividend

Dividends/Repurchases as % of cash flows

100%

Average Dividends / operating cash flows Repurchases / operating cash flows

90%

80%

70%

51%

60% 30% 1%

15% 0%

50% 1%

56% 59%

40% 50% 50%

45%

39%

30%

2003 2004 2005 2006 2007 2008

2007 excludes share repurchases of $262M financed by debt.

See important disclosures regarding Non-GAAP measures on Page 3

Use Cash to Buy Brokers

2008 was a record year for acquisitions

2009 expect to continue at slower pace

Annualized Revenue Acquired (in millions)

$150

$150

$100 $83

$50 $38

$23

$10 $16 $16 $16

$0

Retail Wholesale

2005 2006 2007 2008

Growth by Acquisition

Over 220 deals since 1985

Typical deal: 8.0

$2 to $10 million in revenues 7.5

7.0

2 to 5 producers/staff of 10 to 20 6.5

EBITDA margins between 25% - 30% 6.0

2008 – paid 6.3x EBITDA 5.5

5.0

4.5

2006 2007 2008

Must fit into our sales culture!

Median EBITDA Multiples

See important disclosures regarding Non-GAAP measures on Page 3

Roll-over Impact of 2008 M&A in 2009

Pro-Forma Annual Revenues Acquired in 2008 $166 m Impact to 2009 Revenue $100 m Typical EBITDA margin 25%-30% Rollover impact to 2009 EBITDA $25 — $30m

2009 Expansion Opportunity

Liberty Mutual/Wausau — closes approx 3/1/09

Possible revenues of $70m to $90m

Approx 125 new producers and 140 support/mgmt staff

26 states predominately in Midwest & East/Southeast

Approx 18 new locations with “tuck ins” into 42 existing offices

Break even in 2009 but accretive in 2010 > +$30m EBITDA

Don’t pay for business that we don’t retain

Maximum purchase price of $164m in cash and/or stock

New Gallagher producers- no longer captive Liberty agents

Access to full suite of new products, markets & niche expertise

Access to new clients

Brokerage Segment

2008 Revenues - $1.2 b - 2009 EBITDA - $233 m

Retail 80%

Mostly U.S. and

Canada

Wholesale 20%

Mostly U.S. and U.K.

See important disclosures regarding Non-GAAP measures on Page 3

Brokerage Segment Revenues

From Continuing Operations*

$1,300 $1,188

10% CAGR $1,114

$1,100 $1,007

$917

$900 $830

$753

$700

$500

2003 2004 2005 2006 2007 2008

*Excluding retail contingent commissions prior to 2006

See important disclosures regarding Non-GAAP measures on Page 3

Brokerage Segment EBITDA*

$250 $233

$228

11% CAGR

$207

$200

$177

$164

$154

$150

$100

2003 2004 2005 2006 2007 2008

*Excluding retail contingent commissions prior to 2006

See important disclosures regarding Non-GAAP measures on Page 3

Brokerage Segment Focus

Growth

Domestic

International Cost containment Stay in sweet spot

Middle to upper commercial market

Growth - Domestic

Organic

Hiring new producers wanting:

Access to our network, expertise and niches

Infrastructure support

Growing our own producers thru:

Two-year internship program

Career Launch program

Acquisitions

18,000 retail and wholesale brokerages and agencies* in the U.S. (P&C and Benefits)

Many owned by baby boomers that need an exit strategy yet still want to be in the business

Smaller number of consolidators

*According to Hales & Co, Inc.

Current Gallagher U.S. Locations



WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
FL
WV
VA
NC
SC
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
AK
HI

24

Larger Cities where we aren’t located

Source for Acquisition Targets: Hales & Co., Inc. and D&B

WA 248

MT ME ND

57 113 41 OR MN VT

170 290 57 NH

ID NY 112 MA SD WI MI

67 1,429 627

37 308 506

CA WY RI 16 IA CT 84 1,656 PA

NE 194 316 IN OH 883 NJ

NV 127

UT 307 576 DE 706

97 IL

115 689 43 CO WV

187 KS 72 VA MD MO 298 167 275 DC

287 KY

25 197 NC

AZ TN 388 OK

218 305 175 AR

NM 103 SC

63 MS 169 AL GA

105

188 437 TX LA

971 203 FL 985

AK 27

HI 43

Growth - International

Organic

Substantial London operations

Hire experienced sales teams

Opportunistic acquisitions/minority interests

Gallagher Optimus Network

Correspondent brokers and agents in over 100 countries

Stages of partnership to investment

Gallagher Optimus Network

Risk Management Segment

• 2008 Revenues - $465m 2008 EBITDA - $58m

Workers

Domestic 84% Compensation 69%

Liability 27% Property 4%

International 16%

See important disclosures regarding Non-GAAP measures on Page 3

Risk Mgmt Segment — Revenues

From Continuing Operations

(In millions)

$550

11% CAGR $465

$444

$450 $401

$371

$346

$350 $292

$250

$150

2003 2004 2005 2006 2007 2008

See important disclosures regarding Non-GAAP measures on Page 3

Risk Mgmt Segment - EBITDA

$100 8% CAGR

$76

$73

$75 $66 $66

$58

$49

$50

$25

$0

2003 2004 2005 2006 2007 2008

See important disclosures regarding Non-GAAP measures on Page 3

Risk Management Segment - Focus

Growth

Domestic

International

Client service

High quality standards

Technology •Cost containment

RM Growth - Domestic

All organic

Over 86% non-Gallagher clients •Targeting

Mainly Fortune 1000

Standard platform enables profitable service to smaller accounts

Differentiation

Network focused or dedicated - flexibility

Client intimacy

Quality standards

Proprietary technology

RM Growth - International

Fastest growing

Revenues - 3 year CAGR of 24%

In Australia, Canada, UK & New Zealand

Largely public entity but leveraging US expertise to penetrate commercial clients

Global technology capabilities Standard claims process

Summary

Top priority – servicing our clients

Helping them navigate troubled economy

Continuing to increase quality service levels

Expanding capabilities and options

Summary

Well positioned coming into 2009

EBITDA - $291 in 2008

Roll over of ‘08 M&A into ‘09 - $25m - $30 EBITDA

Cost containment in 2009 - $25 - $30m EBITDA

Liberty Mutual/Wausau integration

Little EBITDA in 2009 but $30m+ in 2010 Return to shareholders

Strong history of dividends & repurchases

Questions & Answers

Exhibit 1

Short-cut To Understand Cash Flows

(See GAAP cash flows in Statement of Cash Flows*)

$ millions 2003 2004 2005 2006 2007 2008

Brokerage & Risk Management EBITDA from Continuing Operations

(adjusted for unusual items) 232 277 266 273 304 291

Stock compensation expense 9 16 16 25 19 18

Capital Expenditures(25)(29)(23)(33)(41)(32)

Interest expense on corporate debt & corporate overhead expenses(6)(6)(6)(6)(22)(35)

Taxes Paid(50)(71)(47)(31)(48)(40)

Brokerage & Risk Management EBITDA from Continuing Operations

(adjusted for unusual items) plus stock compensation expense less capital expenditures, interest expense on corporate debt and corporate overhead expenses, and taxes paid 160 187 206 228 212 202

See important disclosures regarding Non-GAAP measures on Page 3

For Additional Information

•Website: www.ajg.com

• Email: investor_relations@ajg.com •Marsha Akin Marsha_Akin@ajg.com Phone: 630-773-3800